Apr-2001                            1998-A                                Page 1


                                                                   EXHIBIT 99.11


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                                  $3,277,529,803.74
Beginning of the Month Finance Charge Receivables:                                               $168,936,873.89
Beginning of the Month Discounted Receivables:                                                             $0.00
Beginning of the Month Total Receivables:                                                      $3,446,466,677.63

Removed Principal Receivables:                                                                             $0.00
Removed Finance Charge Receivables:                                                                        $0.00
Removed Total Receivables:                                                                                 $0.00

Additional Principal Receivables:                                                                          $0.00
Additional Finance Charge Receivables:                                                                     $0.00
Additional Total Receivables:                                                                              $0.00

Discounted Receivables Generated this Period:                                                              $0.00

End of the Month Principal Receivables:                                                        $3,208,790,692.40
End of the Month Finance Charge Receivables:                                                     $163,530,104.34
End of the Month Discounted Receivables:                                                                   $0.00
End of the Month Total Receivables:                                                            $3,372,320,796.74

Special Funding Account Balance                                                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)                                         $2,300,000,000.00
End of the Month Transferor Amount                                                               $908,790,692.40
End of the Month Transferor Percentage                                                                    28.32%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

    30-59 Days Delinquent                                                                         $71,956,107.91
    60-89 Days Delinquent                                                                         $53,449,480.03
    90+ Days Delinquent                                                                          $111,518,817.62

    Total 30+ Days Delinquent                                                                    $236,924,405.56
    Delinquent Percentage                                                                                  7.03%

Defaulted Accounts During the Month                                                               $24,148,077.78
Annualized Default Percentage                                                                              8.84%

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Apr-2001                         1998-A                                   Page 2

Principal Collections                                                                            $414,448,953.98
Principal Payment Rate                                                                                    12.65%

Total Payment Rate                                                                                        13.54%

INVESTED AMOUNTS
----------------

    Class A Initial Invested Amount                                                              $370,500,000.00
    Class B Initial Invested Amount                                                               $57,000,000.00
    Class C Initial Invested Amount                                                               $47,500,000.00
                                                                                                 ---------------
INITIAL INVESTED AMOUNT                                                                          $475,000,000.00

    Class A Invested Amount                                                                      $468,000,000.00
    Class B Invested Amount                                                                       $72,000,000.00
    Class C Invested Amount                                                                       $60,000,000.00
                                                                                                 ---------------
INVESTED AMOUNT                                                                                  $600,000,000.00

    Class A Adjusted Invested Amount                                                             $468,000,000.00
    Class B Adjusted Invested Amount                                                              $72,000,000.00
    Class C Adjusted Invested Amount                                                              $60,000,000.00
                                                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                                                         $600,000,000.00

PREFUNDED AMOUNT                                                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                                                            18.31%
PRINCIPAL ALLOCATION PERCENTAGE                                                                           18.31%

    Class A Principal Allocation Percentage                                                               78.00%
    Class B Principal Allocation Percentage                                                               12.00%
    Class C Principal Allocation Percentage                                                               10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                                                  $75,870,972.11

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                                                      $9,588,428.75

MONTHLY SERVICING FEE                                                                                $750,000.00

INVESTOR DEFAULT AMOUNT                                                                            $4,420,660.53

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Apr-2001                                1998-A                            Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                                    78.00%

     Class A Finance Charge Collections                                                            $8,063,974.42
     Other Amounts                                                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                                                      $8,063,974.42

     Class A Monthly Interest                                                                      $1,950,032.50
     Class A Servicing Fee                                                                           $585,000.00
     Class A Investor Default Amount                                                               $3,448,115.22

TOTAL CLASS A EXCESS SPREAD                                                                        $2,080,826.70

CLASS A REQUIRED AMOUNT                                                                                    $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                    12.00%

     Class B Finance Charge Collections                                                            $1,240,611.46
     Other Amounts                                                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                      $1,240,611.46

     Class B Monthly Interest                                                                        $314,505.00
     Class B Servicing Fee                                                                            $90,000.00

TOTAL CLASS B EXCESS SPREAD                                                                          $836,106.46
CLASS B INVESTOR DEFAULT AMOUNT                                                                      $530,479.26
CLASS B REQUIRED AMOUNT                                                                              $530,479.26

CLASS C FLOATING ALLOCATION PERCENTAGE                                                                    10.00%

CLASS C MONTHLY SERVICING FEE                                                                         $75,000.00

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Apr-2001                         1998-A                                   Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                                $3,875,776.03

     Excess Spread Applied to Class A Required Amount                                                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                                                 $0.00

     Excess Spread Applied to Class B Required Amount                                                $530,479.26

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                                                       $0.00

     Excess Spread Applied to Class C Required Amount                                                $733,153.55

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                            $125,000.00

     Excess Spread Applied to Cash Collateral Account                                                      $0.00

     Excess Spread Applied to Spread Account                                                               $0.00

     Excess Spread Applied to Reserve Account                                                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                                                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                            $2,487,143.22

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Apr-2001                         1998-A                                   Page 5



EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                                         $9,684,699.31

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                                                $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                                                  $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                                                  $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                                            $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                                                              $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                              7.29%
    Base Rate (Prior Month)                                                                                7.43%
    Base Rate (Two Months Ago)                                                                             7.83%
                                                                                                           -----
THREE MONTH AVERAGE BASE RATE                                                                              7.52%

    Portfolio Yield (Current Month)                                                                       11.84%
    Portfolio Yield (Prior Month)                                                                         13.09%
    Portfolio Yield (Two Months Ago)                                                                       9.94%
                                                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                       11.62%

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Apr-2001                         1998-A                                   Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                                                       $75,870,972.11

INVESTOR DEFAULT AMOUNT                                                                            $4,420,660.53

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                                                         $0.00
    Allocable to Class B Certficates                                                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                                          $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                                         $0.00
    Deficit Controlled Accumulation Amount                                                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                                         $0.00
    Deficit Controlled Accumulation Amount                                                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                                 $80,291,632.64

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                                               $18,000,000.00
    Available Cash Collateral Amount                                                              $18,000,000.00

TOTAL DRAW AMOUNT                                                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                            $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                               ------------------------------
                                                Tracie H. Klein
                                                First Vice President